UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2018

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Polaris Parkway, Suite 400 Westerville, Ohio		43082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	614-224-7141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On November 13, 2018, in connection with a periodic review of Lancaster Colony Corporation’s (the “Corporation”) director and officer indemnification policies, the Board of Directors of the Corporation approved a form of indemnification agreement (the “Indemnification Agreement”) to be entered into with each of the Corporation’s directors and officers. The Indemnification Agreement provides that the Corporation will indemnify the director or officer party to the agreement against certain expenses arising out of claims to which he or she becomes subject in connection with his or her service to the Corporation. The Indemnification Agreement contains customary terms and conditions, and establishes certain customary procedures and presumptions. The Corporation expects to enter into the Indemnification Agreement with its directors and officers as soon as practicable.
The foregoing summary of the Indemnification Agreement is qualified in its entirety by reference to the Indemnification Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference thereto.
Item 5.07    Submission of Matters to a Vote of Security Holders
The Corporation’s annual meeting of shareholders (the “Annual Meeting”) was held in Columbus, Ohio, on November 14, 2018 pursuant to the Notice of Annual Meeting of Shareholders and Proxy Statement that was available on or about October 10, 2018 to all shareholders of record at the close of business on September 17, 2018. At the Annual Meeting, 26,383,147 shares of the Corporation’s common stock were represented in person or by proxy, which constituted a quorum.
At the Annual Meeting, shareholders voted on three proposals. The proposals are described in detail in the Corporation’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to shareholders on or about October 10, 2018.
Proposal One - Nomination and Election of Directors
The Corporation’s shareholders elected the following individuals to serve for three year terms expiring at the 2021 Annual Meeting of Shareholders with the following vote totals:

	Number of Votes
Director Name	For	Withheld	Abstentions	Broker Non-Votes
Neeli Bendapudi	24,381,861	391,245	—	1,610,041
William H. Carter	24,688,980	84,126	—	1,610,041
Michael H. Keown	24,700,490	72,616	—	1,610,041
Proposal Two - Non-Binding Vote on the Compensation of the Corporation’s Named Executive Officers
The Corporation’s shareholders approved the compensation of the Corporation’s named executive officers with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
24,417,701	144,256	211,149	1,610,041
Proposal Three - Ratification of the Selection of the Corporation’s Independent Registered Public Accounting Firm
The Corporation’s shareholders ratified the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the year ending June 30, 2019 with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
25,816,137	166,474	400,536	—
Item 8.01    Other Events
On November 14, 2018, the Corporation’s Board of Directors voted to raise the regular quarterly cash dividend to 65 cents per common share to be paid on December 28, 2018 to shareholders of record on December 7, 2018.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits:

10.1	Form of Director and Officer Indemnification Agreement

99.1	Press Release dated November 14, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LANCASTER COLONY CORPORATION
(Registrant)

Date: November 15, 2018	By: /s/ DOUGLAS A. FELL
Douglas A. Fell
Vice President, Assistant Secretary and
Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at
10.1	Form of Director and Officer Indemnification Agreement	Filed herewith
99.1	Press Release dated November 14, 2018	Filed herewith